UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2010

UTi Worldwide Inc.
(Exact name of registrant as specified in its charter)

British Virgin Islands	000-31869	N/A
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Columbus Centre, Pelican Drive Road Town, Tortola British Virgin Islands	c/o UTi, Services, Inc. 100 Oceangate, Suite 1500 Long Beach, CA 90802 USA
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 562.552.9400

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

UTi Worldwide Inc.
Current Report on Form 8-K
July 23, 2010
Item 1.01. Entry into a Material Definitive Agreement
On July 23, 2010, UTi Worldwide Inc. (UTi) and certain of its subsidiaries as guarantors (collectively with UTi, the Obligors) entered into a Third Amendment to Letter of Credit Agreement (Third Amendment) with Nedbank Limited (Nedbank), acting through its London Branch. The Third Amendment amends certain terms and conditions of the Letter of Credit Agreement (Nedbank Agreement), dated as of July 9, 2009, among the Obligors and Nedbank, acting through its London Branch (as amended by the First Amendment to Letter of Credit Agreement (First Amendment) dated as of January 8, 2010 and the Second Amendment to Letter of Credit Agreement (Second Amendment) dated as of March 25, 2010).
Among other things, the Third Amendment increased the current “Maximum Draw Amount” (as such term is defined in the Nedbank Agreement) under the Nedbank Agreement by $25 million, from $36 million to $61 million. In addition, the Third Amendment provides that in no event shall any Letter of Credit (as such term is defined in the Nedbank Agreement) issued after July 23, 2010 have an expiration date later than July 9, 2011 unless agreed to by Nedbank. The Third Amendment also contains certain representations and warranties of the Obligors.
Subsequent to effectiveness of the Third Amendment, an additional letter of credit in the approximate amount of $25.8 million was issued under the Nedbank Agreement for the purpose of providing security for an existing local working capital facility.
The foregoing description of the Third Amendment is qualified in its entirety by reference to the full terms and conditions of the Third Amendment, which is filed as Exhibit 10.1 hereto, the Nedbank Agreement, which was filed with the Securities and Exchange Commission (SEC) on July 14, 2009 as Exhibit 10.3 to UTi’s Current Report on Form 8-K, the First Amendment, which was filed with the SEC on March 29, 2010 as Exhibit 10.44 to UTi’s Annual Report on Form 10-K, and the Second Amendment, which was filed with the SEC on March 29, 2010 as Exhibit 10.45 to UTi’s Annual Report on Form 10-K, all of which are incorporated herein by reference.
Except as specifically amended by the Third Amendment, the Nedbank Agreement remains in full force and effect.
In addition to acting as the issuing bank under the Nedbank Agreement, Nedbank is the arranger and facility agent under a facilities agreement, dated as of July 9, 2009, among certain of UTi’s subsidiaries with operations in South Africa and Nedbank, acting through its Corporate Banking Division.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The disclosures under Item 1.01 above are incorporated into this Item 2.03 by reference.
Item 9.01. Financial Statements and Exhibits
Exhibits

Exhibit	Description

10.1	Third Amendment to Letter of Credit Agreement, dated as of July 23, 2010, by and among UTi Worldwide Inc. and certain of its subsidiaries party thereto and Nedbank Limited, acting through its London Branch

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTi Worldwide Inc.
Date: July 29, 2010	By:	/s/ Lance E. D’Amico
Lance E. D’Amico
Senior Vice President, Enterprise Support Services & General Counsel

Exhibit Index

Exhibit	Description

10.1	Third Amendment to Letter of Credit Agreement, dated as of July 23, 2010, by and among UTi Worldwide Inc. and certain of its subsidiaries party thereto and Nedbank Limited, acting through its London Branch